EARNINGS (LOSS) PER SHARE	12 Months Ended
Dec. 31, 2017
Earnings Per Share [Abstract]
EARNINGS (LOSS) PER SHARE
EARNINGS (LOSS) PER SHARE
Earnings (loss) per share attributable to Valeant Pharmaceuticals International, Inc. for 2017, 2016 and 2015 were calculated as follows:

(in millions, except per share amounts)	2017	2016	2015
Net income (loss) attributable to Valeant Pharmaceuticals International, Inc.	$2,404	$(2,409)	$(292)

Basic weighted-average number of common shares outstanding	350.2	347.3	342.7
Diluted effect of stock options, RSUs and other	1.6	—	—
Diluted weighted-average number of common shares outstanding	351.8	347.3	342.7

Earnings (loss) per share attributable to Valeant Pharmaceuticals International, Inc.
Basic	$6.86	$(6.94)	$(0.85)
Diluted	$6.83	$(6.94)	$(0.85)

In 2016 and 2015, all potential common shares issuable for stock options and RSUs were excluded from the calculation of diluted loss per share, as the effect of including them would have been anti-dilutive. The dilutive effect of potential common shares issuable for stock options and RSUs on the weighted-average number of common shares outstanding would have been as follows:

(in millions)	2016	2015
Basic weighted-average number of common shares outstanding	347.3	342.7
Dilutive effect of stock options and RSUs	2.8	6.1
Diluted weighted-average number of common shares outstanding	350.1	348.8

In 2017, 2016 and 2015, stock options, time-based RSUs and performance-based RSUs to purchase approximately 7,050,000, 7,825,000 and 1,587,000 common shares of the Company, respectively, were not included in the computation of diluted earnings per share because the effect would have been anti-dilutive under the treasury stock method.